EXHIBIT 32.1

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Electro-Sensors, Inc. (the “Company”) on Form 10-Q for the quarter ended June 30, 2016 as filed with the Securities and Exchange Commission (the “Report”), I, David L. Klenk,, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1)  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

August 12, 2016	/s/ David L. Klenk
David L. Klenk
Chief Executive Officer and Chief Financial Officer

19